Investor Presentation – Second Quarter 2023 August 2023 Financial Information for the three and six months ended June 30, 2023 EXHIBIT 99.2

1 Disclaimers LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in certain operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward- looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix.

2 Q2 2023 Year-to-date Highlights Revenue $786.1 million 18.3% vs. prior year Adjusted Net Income2 $41.1 million 39.6% vs. prior year Book Value per share2,3 $10.94 3.4% vs. 6/30/22 Net Income1 $4.9 million vs. prior year net loss of $(23.4) million Overall  Adj. net income2 of $41.1mm, with a 15.2% adj. ROAE2, driven by strong performance in insurance operations.  Increased the quarterly dividend to $0.05 per share in first quarter. Insurance  $1,605mm of gross written premiums and premium equivalents (GWPPE)4, 34% increase from PY driven growth in specialty E&S and admitted insurance lines and fee-based services.  Combined ratio of 91.2% driven by consistent underwriting performance and the scalability of Fortegra’s operating platform.  Adj. net income of $53.1mm, up 32% from PY driven by revenue growth. Adj. ROAE of 29.6%.  In Feb’23, acquired Premia for net cash consideration of ~$19.7mm, further establishing Fortegra's footprint in Europe. Tiptree Capital  Pre-tax tax income of $1.6mm driven by positive fair value adjustments on securities in our investment holdings.  Total book value ended quarter at $201.5mm. ($ in millions, except per share information) 1 Net income (loss) attributable to common stockholders. 2 For a reconciliation of Non-GAAP metrics Adjusted net income, Adjusted return on average equity (annualized) and book value per share to GAAP financials, see the Appendix. 3 Year-over-year total return defined as cumulative dividends paid of $0.18 per share plus book value per share as of June 30, 2023. 4 Gross written premium and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

Financial Results

TiptreeInc.

($ in millions, except per share information)

	Q2'22	Q2'23	Q2'22 YTD	Q2'23 YTD
Total Revenues	$339.8	$404.5	$664.7	$786.1
Net income (loss)	$(22.4)	$6.0	$(23.4)	$4.9
Diluted EPS	$(0.64)	$0.16	$(0.67)	$0.13
Adjusted net income[1]	$14.0	$23.8	$29.4	$41.1
Adjusted ROAE[1]	12.3%	17.5%	12.7%	15.2%
Total shares outstanding			36.3	36.7
Book Value per share[1]			$10.75	$10.94

Adjusted Net Income by business



$13.1
$6.1
$14.1
$(7.1)
$14.0
$3.9
$18.9
$(8.9)
$23.8
$30.1
$(6.3)
Q2'21
Q2'22
Q2'23
$26.3
$14.2
$26.9
$(14.7)
$29.4
$4.9
$40.1
$(15.5)
$41.1
$0.6
$53.1
$(12.5)
Q2'21 YTD
Q2'22 YTD
Q2'23 YTD
Tiptree Capital
Fortegra
Corporate

Key Highlights – Q2'23

Revenues up 18%, excluding the impact of investment gains/losses

- Growth in earned premiums, service fees and investment income
- Improvement in book yield to 3.1% (from 1.2% in prior year) on $1.2Bn investment portfolio

Net income of $6.0mm

- Growth in insurance operations while maintaining consistent combined ratio
- Positive contributions from mortgage business
- Reduction in corporate expenses over prior year
- Prior year deferred tax charge of $25.5mm from the tax deconsolidation of Fortegra

Adj. net income of $23.8mm, increased by 70.2% versus prior year

- Continued revenue growth and consistent combined ratio at Fortegra

Adj. ROAE of 17.5%, improvement of 5.2% versus prior year

1 For a reconciliation of Non-GAAP metrics Adjusted net income, Adjusted return on average equity (annualized) and book value per share to GAAP financials, see the Appendix.

3

Specialty Insurance Performance Highlights Q2’23

TiptreeInc.

Fortega – Financial Performance Highlights

($ in millions)

Summary Financials

	Q2'22	Q2'23	Q2'22 YTD	Q2'23 YTD
Premiums & equivalents[2]	$594.7	$855.0	$1,195.6	$1,605.4
Revenue	$293.8	$384.7	$576.4	$753.1
Pre-tax income (loss)	$9.1	$30.4	$23.8	$49.9
Adjusted net income[1]	$18.9	$30.1	$40.1	$53.1
Adjusted ROAE[1]	24.5%	32.4%	25.5%	29.6%
Combined ratio	90.9%	90.5%	90.7%	91.2%
Unearned Premiums & Deferred Revenues			$1,812.0	$2,202.6

Insurance products

Underwriting and Fee Revenues[1]


$301
$380
15
67
218
27
80
273
Europe
U.S. Warranty Solutions
U.S. Insurance
Q2'22
Q2'23

Underwriting and Fee Margin[1]


$68
$90
6
22
41
13
19
58
Europe
U.S. Warranty Solutions
U.S Insurance
Q2'22
Q2'23

Combined Ratio


90.9%
90.5%
13.7%
13.7%
77.2%
76.8%
Expense Ratio
Underwriting Ratio
Q2'22
Q2'23

Q2'23 Highlights & Outlook

1. Record underwriting and fee revenues of $380mm, up 26%
   - Product & distribution expansion to drive continued growth, while maintaining underwriting discipline
   - Unearned premiums and deferred revenue grew to $2.2Bn, a 22% increase year-over-year
   - Continued investment in strategic initiatives
     - ✓ Specialty admitted & E&S lines
     - ✓ Capital-light warranty solutions
     - ✓ European expansion
2. Produced stable, growing results from underwriting and fees
   - Record underwriting margin of $90mm, up 31%
   - Combined ratio improved to 90.5%, YTD consistent at 91.2%
3. Capital and liquidity remain strong and continue to support growth objectives

1 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income, Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin.
2 Gross written premiums and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

5

Growth oriented while maintaining underwriting profitability

TiptreeInc.

($ in millions, all figures represent Q2 year-to-date)

Gross Written Premiums & Equivalents[1]



U.S. Insurance
U.S. Warranty Solutions
Europe
CAGR: 29%; Organic CAGR: 25%
$573
23
119
432
$711
22
250
440
$1,030
40
301
689
$1,196
67
346
783
$1,605
87
438
1,080
Q2'19
Q2'20
Q2'21
Q2'22
Q2'23

Underwriting & Fee Revenues and Margin[2]



U/W & Fee Revenues
CAGR: 26%
$295
1
43
251
$330
9
75
247
$456
20
107
329
$587
29
128
429
$748
42
159
548
Q2'19 Q2'20 Q2'21 Q2'22 Q2'23
U/W & Fee Margin
CAGR: 26%
$68
0
19
49
$82
4
28
50
$112
5
42
65
$133
10
42
81
$169
17
45
107
Q2'19 Q2'20 Q2'21 Q2'22 Q2'23

Combined Ratio



Expense Ratio
U/W Ratio
93.3%
16.2%
77.1%
92.9%
17.7%
75.1%
91.8%
16.3%
75.5%
90.7%
13.3%
77.4%
91.2%
13.4%
77.8%
Q2'19
Q2'20
Q2'21
Q2'22
Q2'23

Adjusted Net Income[2]



Adj. ROAE%[1]
11%
13%
19%
26%
30%
CAGR: 39%
Adj. Net Income
$14.1
$17.7
$26.9
$40.1
$53.1
Q2'19
Q2'20
Q2'21
Q2'22
Q2'23

1 Gross written premiums and premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.
2 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income, Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin.

6

Investment Portfolio Cash & Equivalents 25% Government & Agency 39% Corporate Bonds 14% Fixed Income ETFs 6% Muni & ABS 6% Equities 2% Other Alternatives 8% Cash & Equivalents 28% Government & Agency 43% AA 7% A 15% Fixed Income ETFs 7% $1,126mm 7 Asset Allocation Liquid and Highly-Rated Fixed Income Portfolio ($ in millions) 926 1,123 84 114 $1,011 $1,237 Q2'22 Q2'23 Other investments Fixed Income & Cash Return Metrics (Pre-tax) $1,237mm ◼ ~1.9 year duration ◼ AA+ rating Q2’22 Q2’23 Q2’22 YTD Q2’23 YTD Net investment income – P&L $2.6 $5.6 $4.9 $11.3 Net realized and unrealized gains (losses) – P&L $(10.1) $(4.4) $(16.8) $(9.0) Unrealized gains (losses) on AFS Securities – OCI $(12.1) $(3.5) $(38.4) $5.9 3.1%1.2%Book yield

Fortegra Summary & Outlook

TiptreeInc.

($ in millions)

LTM Adjusted Net Income[1]


$80.0
$96.8
Q2'22
Q2'23

LTM Adjusted ROAE %[1]


26.1%
27.5%
8.5%
7.7%
17.6%
19.8%
Lift from Services offerings
Insurance
Q2'22
Q2'23

Q2'23 LTM Highlights

- ✓ Record top-line premiums – $3.1Bn
- ✓ Record Adjusted Net Income – $96.8mm

Outlook

- Expect continued growth and consistency of underwriting
- Continued investment in strategic growth areas
  - ✓ Specialty E&S lines
  - ✓ Capital-light services
  - ✓ European expansion

1) See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income and Adjusted ROAE (annualized). Adjusted net income is presented before the impacts of non-controlling interests.

8

Performance Highlights Q2’23

82.3 6.5 57.6 53.8 17.5 38.9 2.6 102.3 $160.0 $201.5 Q2'22 Q2'23 Financial drivers Pre-tax income (loss) Q2’22 Q2’23 Q2’22 YTD Q2’23 YTD Mortgage $0.0 $1.3 $4.3 $(1.3) Senior living (Invesque)1 (2.7) (0.1) (11.5) (1.6) Maritime transportation 13.8 (0.9) 16.4 (0.7) Other (2.0) 2.5 (3.5) 5.2 Total $9.1 $2.8 $5.7 $1.6 10 Tiptree Capital – Financial Performance Highlights Mortgage: • Mortgage origination volumes of $431mm, down 35% from PY • Pre-tax contributions below PY from volume decline and lower positive FV on MSR asset; gain on sale margins improved by 30 bps to 4.8% • MSR asset of $42mm, up $0.5mm YTD Cash & U.S Government Securities: • Invested in U.S Government and money market funds Equities: • Q2’23 unrealized gains of $0.7mm, compared to PY loss of $11.5m Maritime transportation: • Favorable valuations led to sales of all five vessels in 2022 1. 17.0m of Invesque common shares, 2.9m shares held in the insurance company investment portfolio. On balance sheet at fair value - $13.6 million, $11.2 million in Tiptree Capital as of June 30, 2023. Capital Allocation Q2’23 Year-to-date Highlights ($ in millions) Mortgage Maritime transportation and other Equity Securities Cash and U.S. Government Securities

01 Summary & Outlook

Financial Snapshot 12 ($ in millions) LTM Adjusted Net Income1 1) See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income and Adjusted return on average equity (annualized). 2) Estimated based on Warburg Pincus valuation multiple of 13.5x Adj. Net Income, multiplied by LTM Adj. Net Income of $96.8 million, multiplied by Tiptree’s 70.6% as converted ownership as of Q2’23 (including impact of employee stock awards at Fortegra), less deferred tax liability of $46.3 million recorded as of Q2’23. 3) Includes Tiptree Inc. stockholders’ equity of Mortgage, Tiptree Capital – Other and Corporate, excluding the deferred tax liability relating to Tiptree’s investment in Fortegra. 4) Diluted shares as of June 30, 2023, represents basic outstanding shares of 36,742,295 plus dilutive shares of 1,260,320 which includes unvested RSUs and outstanding options (assumed to be exercised cashless). Adj ROAE%1 14.4% 14.0% Sum of the Parts $67.0 $75.1 Q2'22 Q2'23 $876 million2 (Transaction multiple) $214 million3 (Book value ex. NCI) $1,090 million $23.06 Value/TIPT diluted share4 Pro-forma SOTP Value $5.63 $28.69

13 • Significant opportunities to achieve value creation objectives at Fortegra • Capital available to redeploy into long-term value creating opportunities Summary & Outlook ($ in millions) ✓ Strong operating performance from our businesses – Fortegra continues to deliver record top-line and return on equity – Increasing yields on investment portfolio – Mortgage business returning to profitability in Q2’23 1 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income and Adjusted return on average equity (annualized). First Half 2023 Highlights Looking Ahead

Appendix Non-GAAP Reconciliations • Insurance underwriting and fee revenue • Insurance underwriting and fee margin • Book Value per share • Adjusted net income

Non-GAAP Reconciliations 15 Adjusted Net Income We define adjusted net income as income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, including merger and acquisition related expenses, stock-based compensation, net realized and unrealized gains (losses) and intangibles amortization associated with purchase accounting. We use adjusted net income as an internal operating performance measure in the management of business as part of our capital allocation process. We believe adjusted net income provides useful supplemental information to investors as it is frequently used by the financial community to analyze financial performance between periods and for comparison among companies. Adjusted net income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define adjusted net income differently. We present adjustments for amortization associated with acquired intangible assets. The intangible assets were recorded as part of purchase accounting in connection with Tiptree’s acquisition of FFC in 2014, Defend in 2019, and Smart AutoCare and Sky Auto in 2020. The intangible assets acquired contribute to overall revenue generation, and the respective purchase accounting adjustments will continue to occur in future periods until such intangible assets are fully amortized in accordance with the respective amortization periods required by GAAP. We define adjusted return on average equity as adjusted net income expressed on an annualized basis as a percentage of average beginning and ending stockholder’s equity during the period. We use adjusted return on average equity as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted return on average equity should not be viewed as a substitute for return on average equity calculated in accordance with GAAP, and other companies may define adjusted return on average equity differently. Book value per share Management believes the use of book value per share provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Insurance – Underwriting and Fee Revenues We generally manage our exposure to the underwriting risk we assume using both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid are adjusted based on the actual underlying losses incurred), which mitigate our risk. Period-over-period comparisons of revenues and expenses are often impacted by the PORCs and distribution partners’ choice as to whether to retain risk, specifically service and administration fees and ceding commissions, both components of revenue, and policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the underwriting performance of the Company’s programs and the respective retentions between the Company and its agents and reinsurance partners, we use the non-GAAP metrics underwriting and fee revenues and underwriting and fee margin. We define underwriting and fee revenues as total revenues from our Insurance segment excluding net investment income, net realized and unrealized gains (losses). Underwriting and fee revenues represents revenues generated by our underwriting and fee-based operations and allows us to evaluate our underwriting performance without regard to investment income. We use this metric as we believe it gives our management and other users of our financial information useful insight into our underlying business performance. Underwriting and fee revenues should not be viewed as a substitute for total revenues calculated in accordance with GAAP, and other companies may define underwriting and fee revenues differently. Insurance - Underwriting and Fee Margin We define underwriting and fee margin as income before taxes from our Insurance segment, excluding net investment income, net realized and unrealized gains (losses), employee compensation and benefits, other expenses, interest expense and depreciation and amortization. Underwriting and fee margin represents the underwriting performance of our underwriting and fee-based programs. As such, underwriting and fee margin excludes general administrative expenses, interest expense, depreciation and amortization and other corporate expenses as those expenses support the vertically integrated business model and not any individual component of our business mix. We use this metric as we believe it gives our management and other users of our financial information useful insight into the specific performance of our underlying underwriting and fee program. Underwriting and fee income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define underwriting and fee margin differently.

Non-GAAP Reconciliations – Underwriting & Fee Revenues & Margin

TiptreeInc.

($ in thousands, except per share information)	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2023	2022	2021	2023	2022	2021
Total revenues	$ 384,677	$ 293,831	$ 252,255	$ 753,121	$ 576,360	$ 474,818
Less: Net investment income	(9,088)	(3,365)	(3,234)	(14,197)	(6,532)	(6,001)
Less: Net realized and unrealized gains (losses)	4,379	10,126	(2,824)	8,986	16,769	(12,496)
Underwriting and fee revenues	$ 379,968	$ 300,592	$ 246,197	$ 747,910	$ 586,597	$ 456,321

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2023	2022	2021	2023	2022	2021
Income (loss) before income taxes	$ 30,417	$ 9,071	$ 14,704	$ 49,862	$ 23,753	$ 36,232
Less: Net investment income	(9,088)	(3,365)	(3,234)	(14,197)	(6,532)	(6,001)
Less: Net realized and unrealized gains (losses)	4,379	10,126	(2,824)	8,986	16,769	(12,496)
Plus: Depreciation and amortization	5,321	4,601	4,407	10,132	8,955	8,598
Plus: Interest expense	6,580	5,380	4,525	12,661	10,139	8,829
Plus: Employee compensation and benefits	27,710	20,062	18,392	52,323	42,088	37,481
Plus: Other expenses	24,216	22,599	21,491	49,585	37,438	39,123
Underwriting and fee margin	$ 89,535	$ 68,474	$ 57,461	$ 169,352	$ 132,610	$ 111,766

	Three Months Ended June 30,	
	2023	2022
Total stockholders' equity	$ 546,068	$ 525,340
Less: Non-controlling interests	144,176	134,935
Total stockholders' equity, net of non-controlling interests	$ 401,892	$ 390,405
Total common shares outstanding	36,742	36,305
Book value per share	$ 10.94	$ 10.75

16

Non-GAAP Reconciliations – Adjusted Net Income

TiptreeInc.

($ in thousands)

For the Three Month Ended June 30, 2023	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 30,417	$ 1,312	$ 1,455	$ (9,510)	$ 23,674
Less: Income tax (benefit) expense	(8,928)	(306)	(497)	(2,093)	(11,824)
Less: Net realized and unrealized gains (losses)	4,379	(1,588)	(1,063)	-	1,728
Plus: Intangibles amortization (1)	3,895	-	-	-	3,895
Plus: Stock-based compensation expense	488	-	-	1,504	1,992
Plus: Non-recurring expenses	238	-	-	-	238
Plus: Non-cash fair value adjustments	(46)	-	-	-	(46)
Less: Tax on adjustments (2)	(324)	373	324	3,774	4,147
Adjusted net income	$ 30,119	$ (209)	$ 219	$ (6,325)	$ 23,804
Average stockholders' equity	$ 371,843	$ 53,297	$ 150,672	$ (31,999)	$ 543,813
Adjusted return on average equity	32.4%	(1.6)%	0.6%	NM%	17.5%

For the Three Month Ended June 30, 2022	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 9,071	$ 24	$ 9,042	$ (13,330)	$ 4,807
Less: Income tax (benefit) expense	(3,670)	12	(1,300)	(21,597)	(26,555)
Less: Net realized and unrealized gains (losses)	10,126	(1,580)	(4,450)	-	4,096
Plus: Intangibles amortization (1)	4,085	-	-	-	4,085
Plus: Stock-based compensation expense	24	-	23	10	57
Plus: Non-recurring expenses	1,449	-	(1,055)	2,108	2,502
Plus: Non-cash fair value adjustments	-	-	2,170	-	2,170
Less: Tax on adjustments (2)	(2,147)	361	658	23,952	22,824
Adjusted net income	$ 18,938	$ (1,183)	$ 5,088	$ (8,857)	$ 13,986
Average stockholders' equity	$ 309,774	$ 57,537	$ 108,019	$ (21,082)	$ 454,248
Adjusted return on average equity	24.5%	(8.2)%	18.8%	NM%	12.3%

For the Three Month Ended June 30, 2021	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 14,704	$ 5,775	$ 2,620	$ (11,624)	$ 11,475
Less: Income tax (benefit) expense	(3,334)	(1,366)	(34)	2,307	(2,427)
Less: Net realized and unrealized gains (losses)	(2,808)	(600)	(142)	-	(3,550)
Plus: Intangibles amortization (1)	3,835	-	-	-	3,835
Plus: Stock-based compensation expense	500	166	4	479	1,149
Plus: Non-recurring expenses	1,834	-	281	2,171	4,286
Plus: Non-cash fair value adjustments	-	-	(695)	-	(695)
Less: Tax on adjustments (2)	(640)	84	30	(422)	(948)
Adjusted net income	$ 14,091	$ 4,059	$ 2,064	$ (7,089)	$ 13,125
Average stockholders' equity	$ 281,041	$ 72,364	$ 121,129	$ (73,310)	$ 401,224
Adjusted return on average equity	20.1%	22.4%	6.8%	NM%	13.1%

($ in thousands)

For the Six Months Ended June 30, 2023	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 49,862	$ (1,253)	$ 2,897	$ (19,659)	$ 31,847
Less: Income tax (benefit) expense	(13,675)	307	(760)	(2,718)	(16,846)
Less: Net realized and unrealized gains (losses)	8,986	(145)	(740)	-	8,101
Plus: Intangibles amortization (1)	7,789	-	-	-	7,789
Plus: Stock-based compensation expense	521	-	-	3,786	4,307
Plus: Non-recurring expenses	2,363	-	-	-	2,363
Plus: Non-cash fair value adjustments	(164)	-	-	-	(164)
Less: Tax on adjustments (2)	(2,624)	29	235	6,051	3,691
Adjusted net income	$ 53,058	$ (1,062)	$ 1,632	$ (12,540)	$ 41,088
Average stockholders' equity	$ 358,600	$ 54,272	$ 111,285	$ 15,665	$ 539,822
Adjusted return on average equity	29.6%	(3.9)%	2.9%	NM%	15.2%

For the Six Months Ended June 30, 2022	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 23,753	$ 4,290	$ 1,391	$ (25,579)	$ 3,855
Less: Income tax (benefit) expense	(7,334)	(966)	494	(18,663)	(26,469)
Less: Net realized and unrealized gains (losses)	16,769	(7,894)	4,401	-	13,276
Plus: Intangibles amortization (1)	8,031	-	-	-	8,031
Plus: Stock-based compensation expense	2,343	-	23	3,849	6,215
Plus: Non-recurring expenses	1,472	-	(922)	2,108	2,658
Plus: Non-cash fair value adjustments	-	-	3,684	-	3,684
Less: Tax on adjustments (2)	(4,972)	1,831	(1,455)	22,784	18,188
Adjusted net income	$ 40,062	$ (2,739)	$ 7,616	$ (15,501)	$ 29,438
Average stockholders' equity	$ 314,592	$ 58,981	$ 112,190	$ (23,001)	$ 462,762
Adjusted return on average equity	25.5%	(9.3)%	13.6%	NM%	12.7%

For the Six Months Ended June 30, 2021	Insurance	Tiptree Capital: Mortgage	Tiptree Capital: Other	Corporate	Total
Income (loss) before taxes	$ 36,232	$ 18,852	$ 17,614	$ (21,831)	$ 50,867
Less: Income tax (benefit) expense	(7,763)	(4,462)	(2,941)	3,987	(11,179)
Less: Net realized and unrealized gains (losses)	(12,432)	(4,020)	(13,908)	-	(30,360)
Plus: Intangibles amortization (1)	7,669	-	-	-	7,669
Plus: Stock-based compensation expense	872	331	12	999	2,214
Plus: Non-recurring expenses	2,104	-	281	2,171	4,556
Plus: Non-cash fair value adjustments	-	-	(1,352)	-	(1,352)
Less: Tax on adjustments (2)	185	823	2,925	(68)	3,865
Adjusted net income	$ 26,867	$ 11,524	$ 2,631	$ (14,742)	$ 26,280
Average stockholders' equity	$ 292,865	$ 67,292	$ 113,430	$ (84,295)	$ 389,292
Adjusted return on average equity	18.3%	34.3%	4.6%	NM%	13.5%

The footnotes below correspond to the tables above, under "—Adjusted Net Income - Non-GAAP and "—Adjusted Return on Average Equity - Non-GAAP" (annualized).

Adjusted net income is presented before the impacts of non-controlling interests. Tiptree's subsidiary ownership percentage as of June 30, 2023 was Fortegra 79.5%, Tiptree Marine 100%, Reliance (Mortgage) 100%.

(1) Specifically associated with acquisition purchase accounting. See Note (8) Goodwill and Intangible Assets, net.

(2) Tax on adjustments represents the tax applied to the total non-GAAP adjustments and includes adjustments for non-recurring or discrete tax impacts. For the three and six months ended June 30, 2023, included in the adjustment is an add-back of $3.5 million and $5.8 million, respectively, related to deferred tax expense from the WP Transaction. For the three and six months ended June 30, 2022, included in the adjustment is an add-back of $25.5 million related to deferred tax expense from the WP Transaction.

17

TiptreeInc. ir@tiptreeinc.com